UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

ENCISION, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-11789	84-1162056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6797 Winchester Circle, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 444-2600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ECIA	OTC Bulletin Board

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry Into A Material Definitive Agreement.

On August 19, 2025, the Company entered into a Securities Purchase Agreement ("SPA") with a group of investors for the private placement of 5,000,000 shares of the Company's common stock at a price of $0.10 per share.  At the closing of this private placement, the Company received gross proceeds of $500,000.

There are no registration rights applicable to the shares issued in the private placement.

The foregoing is only a brief description of the material terms of the SPA, which is filed as an exhibit to this Current Report on Form 8-K. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 3.02. Unregistered Sales of Equity Securities.

All of the securities described above in Item 1.01 of this Current Report on Form 8-K were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended ("Securities Act"), and Rule 506 of Regulation D promulgated thereunder. The offering was made to "accredited investors" (as defined by Rule 501 under the Securities Act).

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Encision Inc. (the "Company") held its Annual Meeting of Stockholders ("Annual Meeting") on August 21, 2025. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1 - Election of 4 directors to serve until the 2026 annual meeting of stockholders; each until his successor has been elected and qualified

Nominee	Votes For	Withheld	Broker Non-Votes
Robert H. Fries	7,637,005	15,101	2,315,970
Vern D. Kornelsen	7,407,141	244,965	2,315,970
Patrick W. Pace	7,558,686	93,420	2,315,970
Gregory J. Trudel	7,637,005	15,101	2,315,970

 All four director nominees were duly elected.

Proposal 2 - Ratification of appointment of independent registered accounting firm – Green Growth CPAs

Votes For	Votes Against	Abstain	Broker Non-Votes
9,772,240	189,071	6,765	—

Proposal 2 was approved.

Proposal 3 – To vote for a non-binding advisory vote on Executive Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
7,341,220	301,521	9,365	2,315,970

Proposal 3 was approved.

Proposal 4 – Recommend frequency of non-binding vote on Executive Compensation

Votes For 1 Year	Votes For 2 Years	Votes for 3 Years	Abstain
2,498,180	102,005	5,005,296	46,625

Proposal 4 was approved for 3 years.

Item 7.01. Regulation FD Disclosure.

On August 21, 2025, the Company issued a press release announcing the closing of the private placement, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or any filing under the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement dated August 19, 2025
99.1	Press Release issued by Encision, Inc., dated August 21, 2025, regarding a private placement transaction.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCISION, INC.
(Registrant)

Date: August 21, 2025
/s/ Brandon Shepard
Brandon Shepard
Controller
Principal Accounting Officer